                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 3, 1994
                                                        ----------------


                           Merrill Lynch & Co., Inc.
            -------------------------------------------------------

            (Exact name of Registrant as specified in its charter)

                Delaware            1-7182            13-2740599
           -----------------     -----------      ------------------
           (State or other       (Commission       (I.R.S. Employer
           jurisdiction of       File Number)     Identification No.)
           incorporation)

     World Financial Center,  North Tower, New York, New York  10281-1220
     --------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number including area code:  (212) 449-1000
                                                          --------------


       _________________________________________________________________
        (Former name or former address, if changed since last report.)

   Item 5.  Other Events
   ---------------------

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-49947) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering the Constant Maturity U.S. Treasury Yield Increase Warrants, Expiring August 25, 1995 (the "Warrants") issuable under a Warrant Agreement dated as of February 3, 1994 between ML & Co. and Citibank, N.A. (the "Warrant Agreement"). ML & Co. will issue 1,800,000 Warrants pursuant to the Warrant Agreement. The exhibits consist of the form of the Warrant Agreement (including a form of the Warrant) and an opinion of counsel relating to the Warrants.

   Item 7.  Financial Statements, Pro Forma Financial Information
   --------------------------------------------------------------
            and Exhibits
            ------------

                                    EXHIBITS

        (4) Instruments defining the rights of security holders, including indentures.

                            Form of Warrant Agreement dated as of February 3, 1994, including a form of the Warrant certificate.

        (5) & (23)     Opinion re: legality; consent of counsel.

                            Opinion of Brown & Wood relating to the Constant Maturity U.S. Treasury Yield Increase Warrants, Expiring August 25, 1995 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Warrants).

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          MERRILL LYNCH & CO., INC.
                                      ---------------------------------
                                            (Registrant)


                                 By:     /s/ Theresa Lang
                                    -------------------------------
                                              Theresa Lang
                                         Senior Vice President
                                              and Treasurer


   Date:  February 3, 1994

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                           MERRILL LYNCH & CO., INC.



                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 3, 1994



                                                   Commission File Number 1-7182

                                 Exhibit Index
                                 -------------

   Exhibit No.  Description                                Page
   -----------  -----------                                ----
         (4)    Instruments defining the rights of
                security holders including indentures.

                Form of Warrant Agreement dated as of
                February 3, 1994, including a form of
                the Warrant certificate.

  (5) & (23)    Opinion re: legality; consent of
                counsel.

                Opinion of Brown & Wood relating to
                the Constant Maturity U.S. Treasury
                Yield Increase Warrants, Expiring
                August 25, 1995 (including consent
                for inclusion of such opinion in
                this report and in Merrill Lynch &
                Co., Inc.'s Registration Statement
                relating to such Warrants).

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